UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                          AltiGen Communications, Inc.
             (Exact name of registrant as specified in its chapter)

         DELAWARE                 000-27427                      94-3204299
(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

                      47427 Fremont Boulevard, Fremont, CA
                    (Address of principal executive offices)
                                      94538
                                   (Zip Code)

Registrant's telephone number, including area code 510-252-9712
(Former name or former address, if changed since last report)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AltiGen Communications, Inc.
(Registrant)

\s\ Phillip M. McDermott
-----------------------
(Signature)*

Date: April 30, 2003